EXHIBIT 99.3


Equity One 2003-1
Term
using FORWARD LIBOR

Class M-2 (A)

Approximate Balance              28,053,000  Delay                      24
Coupon                           at pricing  Dated                2/1/2003
Settle                            2/27/2003  First Payment       3/25/2003
To Maturity
12 Month Lag, Servicer Advance ON
TRIGGERS FAIL


------------------------------------------------------------------------------------------------------------------------------
WITH FORWARD LIBOR
35% Loss Severity           50% PPC            75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                     NA                16.025                 16.636                17.483                 18.516


WAL                                             15.67                  12.69                  10.32                  8.5
Mod Durn                                         9.92                   8.68                   7.5                   6.48
Mod Convexity                                    1.35                    1                    0.73                   0.54
Payment Window                              Aug15 to Oct32         Feb13 to Oct32        Jan11 to Oct32         Jul09 to Sep32
Prcp Writedown                              266.67 (0.00%)        3,185.70 (0.01%)        414.11 (0.00%)       2,381.80 (0.01%)
Total Collat Loss                        138,395,225.89(27.13%) 109,496,001.60(21.47%) 91,331,643.25(17.91%) 79,064,271.56(15.50%)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
WITH FORWARD LIBOR
60% Loss Severity       50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                8.738                 9.058                  9.489                 10.029                 10.673


WAL                      20.76                  15.4                  12.44                  10.08                  8.27
Mod Durn                 11.68                  9.81                   8.56                  7.37                   6.34
Mod Convexity            1.96                   1.32                   0.97                   0.7                   0.51
Payment Window      Jun19 to Sep32         Aug15 to Aug32         Nov12 to Aug32        Oct10 to Jun31         Apr09 to Nov28
Prcp Writedown        0.00 (0.00%)          0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)
Total Collat Loss 176,333,851.04 (34.57%1) 30,128,030.62(25.51%) 103,330,139.40(20.26%) 86,416,018.81(16.94%) 74,995,436.24(14.70%)
------------------------------------------------------------------------------------------------------------------------------------



Class B (BBB)

Approximate Balance                22,952,000  Delay                    24
Coupon                             at pricing  Dated               2/1/2003
Settle                              2/27/2003  First Payment      3/25/2003
To Maturity
12 Month Lag, Servicer Advance ON
TRIGGERS FAIL


------------------------------------------------------------------------------------------------------------------------------------
WITH FORWARD LIBOR
35% Loss Severity              50% PPC        75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                        NA            13.297                 13.046                 12.92                 12.903

WAL                                            16.32                  13.16                  10.76                  8.86
Mod Durn                                        9.24                   8.21                  7.21                   6.3
Mod Convexity                                   1.23                   0.93                   0.7                   0.52
Payment Window                             Oct15 to Oct32         Oct13 to Oct31        Jul11 to Oct32         Dec09 to Sep32
Prcp Writedown                            14,241.85 (0.06%)        0.00 (0.00%)         9,172.60 (0.04%)      6,744.38 (0.03%)
Total Collat Loss                      113,667,580.87(22.29%) 84,374,001.40(16.54%)  65,898,238.61(12.92%) 53,490,185.75 (10.49%)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
WITH FORWARD LIBOR
60% Loss Severity         50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                  7.676                 7.517                  7.392                  7.338                 7.349

WAL                        21.62                 16.06                  12.99                  10.59                  8.7
Mod Durn                   10.63                  9.16                   8.14                  7.13                   6.22
Mod Convexity              1.72                   1.21                   0.91                  0.68                   0.51
Payment Window        Jun20 to Oct32         Aug15 to Oct32         Jul13 to Oct32        Apr11 to Oct32         Oct09 to Aug24
Prcp Writedown       35,290.01 (0.15%)      4,280.17 (0.02%)       7,245.17 (0.03%)       8,965.76 (0.04%)        0.00 (0.00%)
Total Collat Loss   154,210,887.99(30.23%) 107,174,311.97(21.01%) 79,667,658.44(15.62%) 62,394,223.27(12.23%) 50,795,849.78(9.96%)
------------------------------------------------------------------------------------------------------------------------------------


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-

Equity One 2003-1
Term
using STRESS LIBOR

Class M-2 (A)

Approximate Balance                28,053,000  Delay                    24
Coupon                             at pricing  Dated              2/1/2003
Settle                              2/27/2003  First Payment     3/25/2003
To Maturity
12 Month Lag, Servicer Advance ON
TRIGGERS FAIL


------------------------------------------------------------------------------------------------------------------------------------
WITH STRESS LIBOR
35% Loss Severity     50% PPC                75% PPC                100% PPC               125% PPC               150% PPC

Break CDR                NA                   15.336                 16.104                 17.099                 18.26


WAL                                           15.61                  12.66                   10.3                   8.49
Mod Durn                                       9.9                    8.67                   7.49                   6.47
Mod Convexity                                  1.34                   0.99                   0.73                   0.54
Payment Window                            Aug15 to Oct32         Feb13 to Oct32         Jan11 to Oct32         Jul09 to Sep32
Prcp Writedown                           3,859.11 (0.01%)       3,151.44 (0.01%)       2,145.80 (0.01%)        890.09 (0.00%)
Total Collat Loss                      132,167,975.41(25.91%) 105,785,149.47(20.74%) 89,172,274.63(17.48%)  77,883,766.51(15.27%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
WITH STRESS LIBOR
60% Loss Severity       50% PPC                75% PPC                100% PPC               125% PPC               150% PPC

Break CDR                 8.35                  8.738                  9.251                   9.87                  10.585

WAL                      20.68                  15.36                  12.42                  10.07                   8.27
Mod Durn                 11.66                   9.8                    8.55                   7.36                   6.34
Mod Convexity             1.95                   1.31                   0.97                   0.7                    0.51
Payment Window       Apr19 to Oct32         Aug15 to Oct32         Nov12 to Oct32         Oct10 to Jan32         Apr09 to Aug28
Prcp Writedown      1,616.58 (0.01%)       3,483.85 (0.01%)       4,989.13 (0.02%)         0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss 168,225,896.64(32.98%) 125,373,450.50(24.58%) 100,658,226.90(19.73%) 85,007,115.47(16.67%)  74,363,826.75(14.58%)
------------------------------------------------------------------------------------------------------------------------------------



Class B (BBB)

Approximate Balance               22,952,000  Delay                     24
Coupon                            at pricing  Dated               2/1/2003
Settle                             2/27/2003  First Payment      3/25/2003
To Maturity
12 Month Lag, Servicer Advance ON
TRIGGERS FAIL

------------------------------------------------------------------------------------------------------------------------------------
WITH STRESS LIBOR
35% Loss Severity      50% PPC                75% PPC                100% PPC               125% PPC               150% PPC

Break CDR                 NA                   12.689                 12.603                 12.642                 12.775

WAL                                            16.25                  13.14                  10.74                   8.85
Mod Durn                                        9.22                   8.2                    7.21                   6.3
Mod Convexity                                   1.23                   0.93                   0.7                    0.52
Payment Window                             Oct15 to Oct32         Sep13 to Oct32         Jun11 to Oct32         Dec09 to Nov26
Prcp Writedown                              69.51 (0.00%)        3,172.41 (0.01%)       15,269.94 (0.07%)        0.00 (0.00%)
Total Collat Loss                       108,217,704.06 (21.22%)81,355,366.85 (15.95%) 64,410,193.07 (12.63%) 52,938,766.17 (10.38%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
WITH STRESS LIBOR
60% Loss Severity        50% PPC                75% PPC                100% PPC               125% PPC               150% PPC

Break CDR                 7.308                  7.221                  7.191                  7.226                  7.317


WAL                       21.52                    16                   12.97                  10.58                   8.7
Mod Durn                  10.61                   9.14                   8.13                   7.13                   6.22
Mod Convexity              1.72                   1.2                    0.91                   0.68                   0.51
Payment Window        May20 to Aug32         Aug15 to Jul32         Jul13 to Oct32         Apr11 to Oct32         Oct09 to Aug25
Prcp Writedown         0.00 (0.00%)           0.00 (0.00%)         12,542.32 (0.05%)      18,505.36 (0.08%)        0.00 (0.00%)
Total Collat Loss  146,570,471.78(28.74%) 102,839,187.68(20.16%) 77,455,308.02(15.19%) 61,429,047.70(12.04%)  50,580,114.70(9.92%)
------------------------------------------------------------------------------------------------------------------------------------

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-